Van Eck Funds

Supplement dated October 8, 2014 (“Supplement”)
to the Prospectus of Unconstrained Emerging Markets Bond Fund
dated May 1, 2014

This Supplement updates certain information contained in the above-dated Prospectus for Van Eck Funds (the “Trust”) regarding the Unconstrained Emerging Markets Bond Fund (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

Effective as of the date of this supplement, the section of the Prospectus entitled “Investment objective, strategies, policies, risks and other information – Other Information and Policies – Portfolio Holdings Information” is supplemented by:

•	Replacing the third sentence of the second paragraph of such section with the following:

Generally, this information is posted to the website within 10 business days of the end of the applicable month.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE